Fourth Quarter and Fiscal Year 2018 Earnings Conference Call Friday March 1, 2019 Dover, DE energized … Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of realized mark-to-market changes and one-time charges, such as severance charges. 2

Performance Overview

Chesapeake Utilities Corporation Continuing to Deliver Top Performance Engaged employees continually identify new opportunities for sustainable growth. Invested over $600 million in capital expenditures over the past three years; represents top quartile performance in regards to capital expenditures as percentage of total capitalization. Superior performance as measured by our growth in earnings, dividends and top quartile return on equity. Chesapeake’s Annual Shareholder Return has exceeded 15% for all periods ended 1/31/19. Engaged Employees Investment Opportunities Financial Results Shareholder Value

Chesapeake Utilities Corporation 2018 Noteworthy Performance Continue to generate superior growth in earnings per share Net income totaled $56.6 million or $3.45 per share in 2018 compared to $3.55 reported earnings for 2017, which included a one time tax benefit from TCJA of $0.87 per share 19.4% EPS growth in 2018 compared to 2017 adjusted $2.89 EPS – exceeding our 2018 guidance of 17% growth 5-year compound annual growth in earnings per share is 8.8% Capital expenditures were a record $283 million or 27% of average 2018 capitalization Expect to generate $23.7 million in annual margin going forward from completed Florida and Eastern Shore Natural Gas Pipeline projects Proactively responded to Hurricane Michael; finalizing regulatory filing for recovery of over $60 million in estimated restoration costs Acquisitions adding an estimated combined $5.7 million margin in 2019 - Marlin CNG Services in Florida - Assets acquired from R.F. Ohl in Pennsylvania - now folded into Sharp

Continuing to Build for the Future Capital Expenditures We have invested $1.37 billion in capital expenditures from 2009 to 2018 which has propelled our growth. Capital expenditures for 2019 currently budgeted at $168MM. *Excluding Hurricane Michael restoration cost which will be allocated between capital expenditures and storm reserve. 6 $ in thousands 2019 Forecasted Capital Expenditures $66,787 Natural Gas Transmission 70,092 Natural Gas and Electric Distribution 21,631 Unregulated Energy 9,705 Corporate / Other $168,215 Total Forecasted Capital Expenditures

Superior Earnings per Share Growth Ten Years of Strong Growth Growth in 2018 and over the past 10 years reflects successful execution of our disciplined growth strategy, and achieving top quartile performance in terms of capital invested (as a percent of capitalization), by: Cultivating project development opportunities including ESNG expansions, Peninsula Pipeline projects and 8 Flags CHP Generating organic growth from our natural gas, propane and electric operations Investing in safety and reliability for our customers such as the GRIP, Electric Reliability Modernization Program and Hurricane Michael response Enhancing propane growth through acquisitions and innovative offerings like community gas systems and AutoGas Making accretive acquisitions with growth potential such as FPU, Sandpiper, Aspire Energy, and Marlin Gas Services *All Figures are GAAP EPS, except for 2017. 2017 Adjusted EPS of $2.89 vs. $3.55 GAAP EPS which includes an $.0.87 one-time gain from TCJA. 2018 GAAP EPS Increased 19% to $3.45 - exceeding our guidance of 17% Growth over 2017 Adjusted EPS of $2.89 7

Delivering Consistent and Higher Returns Return on Equity We have delivered top quartile ROEs over the long-term. 8 *Peer Median for 2018 represents the peer median for the trailing 12 months ended 9/30/18 Historical ROE   2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Regulated Energy 11.40% 10.17% 11.16% 10.73% 10.47% 10.48% 9.09% 10.62% 10.96% 9.98% 11.33% Unregulated Energy 7.61% 25.58% 18.81% 17.74% 24.07% 32.30% 30.50% 21.06% 10.86% 26.11% 12.25% Consolidated 11.03% 11.01% 11.82% 11.67% 11.57% 12.21% 12.24% 12.10% 11.32% 12.56% 11.19%

Chesapeake CPK Performance Peer Group Electric & Combination Groups Median 9.14% Median 12.63% Capital Projects - High Return / High Investment Peer ROE vs. Capital Expenditures (October 2015 – September 2018) 9

Financial Review

Consolidated Financial Results Fourth Quarter Performance 11 19% Growth 2018 gross margin increased by $36.6 million or 13% before TCJA - the largest increase in our history Adjusting for TCJA, gross margin increased by $27.1 million, or 9.7% Margin, operating income and net income were up in 2018 for our regulated and unregulated segments, excluding the one-time TCJA impact in 2017 Net income growth: Regulated Energy segment – 22% Unregulated Energy segment – 22%

Reconciliation of GAAP to Adjusted Earnings 12 $3.31 Adjusted (Non-GAAP) earnings in 2018 represents 14.5% growth over 2017adjusted earnings 14.5% Growth 18.3% Growth $1.10 Adjusted (Non-GAAP) earnings in 2018 fourth quarter represents 18.3% over 2017 fourth quarter

Reconciliation of 2018 Results Key variances for the year ended December 31, 2018 vs. 2017 included: 13 * 2018 EPS of $3.45 is an increase of $0.56 per share or 19% compared to $2.89 adjusted 2017 EPS * Increase in Margin: Eastern Shore and Peninsula Pipeline expansion projects Organic growth in natural gas distribution, Aspire and propane Regulatory initiatives in Florida reliability and GRIP Implementation of Eastern Shore settled rates Offset by losses at PESCO Change in Operating Expenses: Depreciation, amortization and taxes increased as a result of capital investment for growth Higher other operating expenses reflect increased costs to support growth TCJA Impact: Effective tax rate 27% $9.6MM in savings passed through to customers $2.3MM in lower unregulated income taxes

Natural Gas Distribution Margin Growth For the Periods Ended December 31st 14 Natural gas distribution operations generated $5.9MM and $1.6MM of additional margin YTD and QTD, respectively. For 2018, total customer growth generated $3.9MM YTD and $1.1MM QTD in additional margin. 3.3 percent residential customer growth on the Delmarva Peninsula and in Florida. Both regions are seeing population growth across many communities. Also strong growth in the commercial and industrial customer sectors New Northwest Florida project generated $336,000 incremental margin QTD and $987,000 YTD to new customers. Our customer growth rate is not slowing as the incremental margin from organic growth in 2018 (absent the Northwest expansion) is comparable to the level of margin growth in 2017 $2.0 MM incremental margin YTD from higher consumption (primarily from colder weather). Continued Strong Organic Margin Growth of $5.9 million in 2018

Strong Balance Sheet to Support Future Growth Total Capitalization has More Than Doubled in Five Years Equity/Permanent Capitalization 70.3% 65.5% 70.6% 76.5% 71.1% 62.1% Equity/Total Capitalization 54.3% 54.0% 51.9% 55.4% 51.5% 45.4% * Short-Term Debt includes Current Portion of Long-Term Debt $1,140,853 $944,079 $805,010 $689,692 $556,148 $513,384 December 2018 and January 2019 $30 MM PNC and $30 MM BB&T Term Loans LIBOR plus 75 bps 13 Month Term for Hurricane Michael August 2019 $100 MM Prudential 3.98% - 20 Years Target Equity to Total Capitalization Ratio of 50% - 60% 15 Excluding $60 MM Hurricane Michael Recovery Cost Equity to Total Capitalization equals 48%

Dividend Growth Continues Above Average Dividend Growth and Dividend Payout Ratio 16 Chesapeake’s five-year annualized dividend growth rate is 7.6 percent – in line with our five-year CAGR in earnings through 2018 of 8.8 percent. Our goal remains to provide above average growth in dividends, supported by growth in earnings per share. Payout Ratios based on Annualized Dividends compared to Basic Earnings per Share * Payout Ratio based on Adjusted (Non-GAAP) EPS of $2.89 for 2017

Regulatory Liabilities related to Excess ADIT Approved customer rate reductions effective March 1, 2019 Customer Rate reduction related to 35% to 21% Rate Change Refunded and Rates Adjusted April 2018 Refunded and Rates adjusted May 1, 2018 Customer Rates to be adjusted March 1, 2019 FERC will address in next rate case filing PSC approved amortization and rate reduction implemented May 2018 Status of Tax Rate Reserves for Refunds to Rate payers Eastern Shore (FERC) Delaware Division (DE PSC) Maryland Division (MD PSC) Sandpiper Division (MD PSC) Refunded and Rates adjusted May 1, 2018 Chesapeake CFG (FL PSC) FPU Nat Gas (FL PSC) FPU Electric (FL PSC) Order approved; pending no contest, other than GRIP, we would retain the ADIT liability and amortize Order approved; pending no contest, other than GRIP, no bill credit or adjustment in rates would be applied TCJA flows back to customers through a combination of fuel cost recovery, base rates and storm reserves over the next several years Approved Amortization of ADIT through purchase power cost recovery, storm reserves and rates PSC approved amortization and rate reduction implemented May 2018 Same as CFG Same as CFG Recent updates shown in green

Hurricane Michael Update Florida Public Utilities Impact and Restoration Inflicted heavy damage throughout northwest Florida and adversely impacted our electric distribution system and knocked out power to 100% of our 13,000 electric customers in Northwest Florida. Restored power to all customers who can accept power, and are working with customers who are repairing or rebuilding their residences to restore service once they complete their repairs. Expended over $60 million for repair and service restoration costs - Initially financed with intermediate term loans through 2020. Costs for repairs and restoration have been recorded as new plant and also against FPU’s storm reserve. The storm did not have a material impact on the Company’s 2018 financial results Service was restored to a majority of its customers The Company will be seeking recovery of the storm costs through rates. 18

19 Chesapeake’s Performance Metrics (Relative to Peers) Financial Discipline of Capital Investment to Increase ROE, EPS and Shareholder Return For periods ending 9/30/18 unless otherwise noted due to availability of peer data. 22 of 24 Top Quartile Performance of Larger Peer Group including Electric and Combination Companies. 19 of 24 Top Quartile Performance Peer Group Chesapeake’s financial discipline and capital investment opportunities have driven top quartile performance for earnings per share growth, dividend growth and total shareholder return.

Major Projects and Initiatives Expected to Produce $40 Million in Incremental Margin (2018 through 2019) 20 $20,951 $19,267 Key project table does not include Chesapeake’s regulatory initiatives related to the Florida TCJA tax recovery, and new projects under development which should be forthcoming later this year.

Looking Forward

Natural Gas Transmission Growth

Current Eastern Shore Natural Gas Large Projects

2017 Expansion Project

- ~23 miles of pipeline looping in PA, MD and DE
- ~17 miles of new mainline extension and two pressure control stations in Sussex County, DE
- Upgrades to the TETCO interconnect
- 3,750 hp new compression-Daleville Station
- Total of 61,162 dt/d of additional firm natural gas transportation service with additional 52,500 dt/d of firm transportation service at certain ESNG receipt facilities
- Primarily complete; remaining segments to be placed into service in the first half of 2019

Combined Projects

Estimated Capital Investment of $166MM

Years: 2017-2021

Del-Mar Energy Pathway Project

- ~6 miles of pipeline looping in DE
- ~13 miles of new mainline extension in Sussex County, DE and Somerset County, MD
- New pressure control station and new delivery stations in Sussex County, DE and in Somerset County, MD
- Up to an aggregate of 14,300 dts/d
- Currently in FERC regulatory process; application submitted 09/14/18

Combined Projects

Incremental Margin:
up to $20.9MM

energized

CHESAPEAKE UTILITIES CORPORATION

TOP WORK PLACES

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Florida Natural Gas Transmission and Distribution

Three Significant Expansions

Completed

Northwest FL Expansion

- $6.5MM annual margin
- $44.3MM total capital invested
- In-service: May 2018

- PPC - 12" transmission pipeline to expand distribution service to Escambia County, Florida
- Anchor loads - City of Pensacola and Ascend Performance Materials
- Capacity-115,500 dts/day; Contracted-105,500 dts/day
- Opportunity to add additional customers

Completed

New Smyrna Beach Project

- $1.4MM annual margin
- $9MM total capital invested
- Fully in-service during the 4th quarter of 2018

- PPC 14-mile transmission pipeline project serves FPU.
- Increased pressure and volume for FPU growing distribution system.
- Resolves a pipeline capacity constraint.

Under Construction

Western Palm Beach County Expansion

- $5.4MM annual margin
- $1.3MM expected margin in 2019
- $30MM total capital invested
- Partially in-service 4th quarter 2018, and phased through 2020

- Four PPC projects to serve FPU's natural gas distribution systems expansions in Palm Beach County.
- Resolves a pipeline capacity constraint.

energized

CHESAPEAKE UTILITIES CORPORATION

TOP WORK PLACES

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Marlin Gas Services Capabilities One of the largest fleets of tube trailers dedicated to transportation of compressed natural gas (“CNG”) Nationwide service with primary focus on Gulf Coast Over 7 billion cubic feet of natural gas transported Provides temporary and emergency natural gas services Marlin provides a solution for gas pipeline and gas distribution systems while safety and integrity work is being performed. Spending on system integrity, reliability and safety has risen sharply and is expect to continue to rise given recent incidents and growing regulatory support for programs like “GRIP” in Florida. Unregulated Energy Growth Marlin Gas Services - Transaction Highlights Expect purchase to be accretive in 2019 $4.5 million in margin expected in 2019 Significant growth potential from existing equipment and investment in fleet expansion will accelerate future growth Marlin will operate as an unregulated subsidiary of Chesapeake Utilities The Marlin equipment and services are familiar to CPK. It is a business we understand…. We are working with gas utility customer throughout the Southeast for Marlin temporary gas supply 24 Acquisition Completed December 2018

Sharp Energy Growth Initiatives beyond Organic Growth Maintain and develop builder relationships via dedicated staff to ensure seamless implementation Autogas Strategic partners have been key Autogas technical services team is very capable Created a multi-fleet fueling station network to support refueling efficiency for our customers Start-ups Facilitates geographic expansion beyond existing service territories Poultry Producers are increasing capacity on the Delmarva Peninsula Sharp has superior infrastructure and strong grower relations …And Acquisitions Benefits of Ohl Acquisition Added 2,500 customers to Sharp’s 6,000 existing customers in PA Larger foundation from which to expand further Operational synergies, including supply Additional services and pricing programs are being offered to customers Operations have been integrated into Sharp’s Pennsylvania operations in Pocono and Allentown $1.2 million expected margin in 2019 Community Gas Systems 25

Strong Culture for Sustainable Growth Energized Employees Financial Discipline Maximize Growth Opportunities Financial Results Unified Brand Culture Customer and Community Focused Top Workplace, Community Service Employee Safety Strategic Thinking Analytical Decision-making Return on Investment Growth at Target Returns Strong Balance Sheet Cost Efficiency Maximize Organic Growth Pursue Cross-business unit synergies Innovative Customer Solutions Develop and Execute Growth Projects Achieve Top Quartile ROE of 11.0% or Greater Achieve Top Quartile Growth in Earnings Produce Top Quartile Total Shareholder Return Achieve High Investment and High Returns 26 Sustaining Chesapeake’s High Performance Culture

Capital Spending Forecast Five year projection of up to $1B We now expect to invest $750MM-$1B over 5 years New projection has same $1B top range, however due to recent investments being developed we are raising the low range from $600MM to $750MM $600 MM $1 Billion

*Based on 2017 Adjusted Earnings per Share Key Assumptions: Capital Expenditures total target approximately $750MM-$1B Normal weather conditions Maintain target equity to total capitalization ratio of 50% to 60% Dividend Payout Ratio approximates 45% Dividend per share growth supported by earnings per share growth 7.75% – 9.5% CAGR Chesapeake Utilities Corporation Earnings Outlook: Expect Growth Well Above Industry Chesapeake’s strategic initiatives generating estimated EPS compound growth rate of 7.75% to 9.5% for the five years through 2022

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500 Companies and Peer Group Chesapeake is driven to increase shareholder value…. Our compound annual return has exceeded 15% for all periods shown through January 31, 2019. Chesapeake has approximated or exceeded the peer group 75th percentile for all periods shown. Source: Bloomberg 29

Thank You Jeff Householder President & CEO jhouseholder@chpk.com 302.734.6799 Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com 302.734.6022